                          REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of May 12, 1996, is by and among RAC Financial Group, Inc., a Nevada corporation (the "COMPANY"), and the Shareholders named on the signature page hereto (collectively, the "SHAREHOLDERS" and individually, a "SHAREHOLDER").

     Whereas, the parties hereto are parties to that certain Agreement and Plan of Merger dated as of May 22, 1996, providing in part for the grant by the Company to the Shareholders of certain registration rights as hereinafter provided;

     Now, therefore, in consideration of the premises and the mutual covenants herein, the parties hereto agree as follows:

1. DEFINITIONS. Unless the context otherwise requires, the terms defined in this SECTION 1 shall have the meanings herein specified for all purposes of this Agreement.

          "AFFILIATE" shall mean any Person which directly or indirectly controls, is controlled by, or is under common control with, the indicated Person.

          "AGREEMENT" shall mean this Agreement, including all schedules and exhibits hereto, as the Agreement may be from time to time amended, modified or supplemented.

          "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

          "COMMON STOCK" shall mean the Company's common stock, par value $.01 per share.

          "COMMON STOCK VALUE" shall mean (i) if the Common Stock is listed on a national securities exchange, the closing sale price per share on the principal exchange on which the Common Stock is listed as reported by such exchange, (ii) if the Common Stock is quoted in the National Market System, the closing sale price per share as reported by NASDAQ, (iii) if the Common Stock is traded in the over-the-counter market but not quoted in the National Market System, the average of the closing bid and asked quotations per share as reported by NASDAQ, or any other nationally accepted reporting medium if NASDAQ quotations shall be available or (iv) if none of the foregoing applies, the fair market value of such stock as reasonably determined in good faith by the Board of Directors of the Company.

          "COMPANY" shall have the meaning assigned to it in the introductory paragraph of this Agreement.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "HOLDER" of any security shall mean the record owner of such security.


          "HOLDER OF REGISTRABLE SECURITIES" shall mean a Shareholder who, at the time of such determination, owns Registrable Securities or a transferee of such Registrable Securities who is entitled to registration rights hereunder in accordance with the provisions of SECTION 9.

          "MERGER AGREEMENT" shall mean the Agreement and Plan of Merger, dated as of May 22, 1996, among the Company, FirstPlus Financial West, Inc., Mortgage Plus Incorporated and the Shareholders.

          "PERSON" shall include all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities and governments and agencies and political subdivisions.

          "REGISTRABLE SECURITIES" shall mean (i) the shares of Common Stock issued to the Shareholders pursuant to the Merger Agreement and (ii) any shares of Common Stock issued with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization having an aggregate Common Stock Value of $5,000,000 as of the trading day prior to the date of any notice given by the Company pursuant to Section 2(a) hereof (the "Determination Date"). The Registrable Securities held by each Shareholder shall be the maximum number of whole shares of Common Stock having a Common Stock Value on the Determination Date not exceeding the Common Stock Value set forth on the signature page hereto with respect to such Shareholder. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (a) the Company has offered to include such securities in a registration statement filed by the Company and the Holder of such securities has rejected such offer by the Company, (b) a registration statement relating to such securities has been declared effective and such securities have been disposed of pursuant to such effective registration statement, (c) such securities are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (d) such securities have been otherwise transferred by a Shareholder other than pursuant to Section 9.

          "SECURITIES ACT" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SHAREHOLDERS" shall mean the Persons named as Shareholders on the signature page to this Agreement.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.


2.   REGISTRATION RIGHTS.

          (a)  RIGHT TO INCLUDE REGISTRABLE SECURITIES.

               (i) The Company hereby agrees to file a registration statement under the Securities Act prior to November 20, 1996, under which the Company shall permit the Shareholders to register the Registrable Securities for sale to the public in addition to all other securities that may be registered under such registration statement. The Company will, at least twenty (20) days prior to filing such registration statement, give written notice to all Holders of Registrable Securities of its intention to do so. Upon the written request of any such Holder of Registrable Securities made within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will, subject to the limitations of SECTION 2(b), include in such registration under the Securities Act all Registrable Securities which the Company has been so requested to register by the Holders of such Registrable Securities.

               (ii) If, at any time after giving written notice of its intention to register any such equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon,
          (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with SECTION 4), and (y) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this SECTION 2(a), for the same period as the delay in registering such other securities; provided however, that unless otherwise agreed by the Holders of the Registrable Securities no decision not to register or to delay registration of the Registrable Securities shall extend beyond November 20, 1996.

          (b) METHOD OF DISTRIBUTION. If the registration of equity securities giving rise to the registration right hereunder is not pursuant to an underwritten offering, the Company shall determine the method of distribution of the Registrable Securities so included. In addition, if the Registrable Securities have not been included in a registration statement for an underwritten offering by November 20, 1996, the Holders of the Registrable Securities may require the Company to file a shelf registration one time with respect to the Registrable Securities provided that the Holders of the Registrable Securities pay all expenses incident thereto. If the registration of equity securities giving rise to the registration right hereunder is pursuant to an underwritten offering, by or through one or more underwriters, the Company, if requested by any Holder of Registrable Securities will, arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder owning the securities to be distributed by such underwriters. If any registration is an underwritten offering, the Company (by action of the Board of Directors) will select a managing underwriter or underwriters to administer the offering.

          (c) PRIORITY IN REGISTRATIONS. If (i) a registration pursuant to this SECTION 2 involves an underwritten offering of the equity securities being so registered, whether or not for sale for the account of the Company, to be distributed on a firm commitment basis by or through one or more underwriters of recognized standing, whether or not the Registrable Securities so requested to be registered for sale for the account of Holders of Registrable Securities are also to be included in such underwritten offering, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company shall include in such registration (1) first, the Registrable Securities requested to be included in such registration by the Shareholders and (2) second, the securities the Company or other holders of securities propose to sell.

3. REGISTRATION PROCEDURES. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in SECTION 2, the Company will, subject to the limitations provided herein, as expeditiously as possible:

          (a) prepare and (as soon thereafter as practicable) file with the Commission the requisite registration statement to effect such registration and thereafter use reasonable efforts to cause such registration statement to become effective;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement, and the prospectus used in connection therewith, as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; PROVIDED, HOWEVER, that the Company shall not in any event be required to keep the registration statement effective for a period of more than 12 months after such registration statement becomes effective with respect to any shelf registration or 90 days after such registration statement becomes effective with respect to any other registration of Registrable Securities;

          (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, as such seller may reasonably request by written notice to the Company;

          (d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect (PROVIDED, HOWEVER, that the Company shall not in any event be required to keep such registration or qualification in effect for a period of more than 90 days after such registration or qualification becomes effective), and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) to the extent reasonably practicable, furnish to each seller of Registrable Securities a copy of

                 (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and

                (ii) a "comfort" letter, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

          (f) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (g) make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act; and

          (h) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any shares of the Common Stock is then listed.

It shall be a condition precedent to the obligations of the Company to take any action with respect to registering a Holder's Registrable Securities pursuant to this Agreement that such seller of Registrable Securities as to which any registration is being effected (i) furnish in writing to the Company such information regarding such seller, the Registrable Securities and other securities of the Company held by such seller, and the distribution of such securities and such other information as the Company may from time to time reasonably request in writing and (ii) execute and deliver to the Company a Power of Attorney, Custody Agreement and such other documents as the Company or any underwriter may request (along with delivery of the certificates evidencing the Registrable Securities to be sold) in order to effectuate the registration and sale of the Registrable Securities. If a Holder refuses to provide the Company with any of such information or documents, the Company may exclude such Holder's Registrable Securities from the registration statement. The deletion of such Holder's Registrable Securities from a registration statement shall not affect the registration of the other Registrable Securities to be included in such registration statement.

          Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (f) of this
SECTION 3, such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (f) of this
SECTION 3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

4. EXPENSES. Except as otherwise provided in this SECTION 4, all expenses incurred in connection with each registration pursuant to SECTION 2 (excluding in each case underwriter's discounts and commissions applicable to Registrable Securities), including, without limitation, in each case, all registration, filing and National Association of Securities Dealers fees; all fees and expenses of complying with state securities or blue sky laws; the fees and expenses incurred in connection with the listing of such equity securities on any securities exchanges; all word processing, duplicating and printing expenses, messenger, delivery and shipping expenses; fees and disbursements of the accountants and counsel for the Company including the expenses of any special audits, "cold comfort" letters or opinions required by or incident to such registrations; the reasonable fees and disbursements of one firm of counsel retained by the Holders of such Registrable Securities; premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities; any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, if any, shall be borne by the Company. Notwithstanding the preceding sentence, the Holders of the Registrable Securities shall pay and advance all expenses incurred by the Company to register and maintain the effectiveness of any shelf registration statement requested by the

Holders of the Registrable Securities. The obligation of the Holders of Registrable Securities shall be prorata in the proportion that the number of Registrable Securities of a Holder registered on such shelf registration bears to the aggregate number of Registrable Securities registered under such shelf registration statement. In all cases, each Holder of Registrable Securities shall pay the underwriter's discounts and commissions applicable to the securities sold by such Holder.

5. LOCK UP. After receipt of any notice pursuant to the provisions of SECTION 2 hereof, the Holders of Registrable Securities will not offer or sell any Common Stock until the earlier of the effective date of the registration statement in respect of which such notice was given or one hundred eighty (180) days after such notice was given. In the case of an underwritten offering, to the extent requested by the managing underwriter, each Holder of Registrable Securities agrees to refrain from selling or offering to sell any shares of Common Stock for a period of time after the effectiveness of the registration statement equal to the period of time that the sellers of securities in such registration have agreed not to sell their shares after the effectiveness of such registration statement.

6.   INDEMNIFICATION.

          (a) INDEMNIFICATION BY THE COMPANY. In the event any Registrable Securities are included in a registration statement under SECTION 2, to the extent permitted by law, the Company shall, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof, and PROVIDED FURTHER that the Company shall not be liable to any Person, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to SECTION 2, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in SECTION 6(a)) each underwriter, each Person who controls such underwriter within the meaning of the Securities Act, the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED that such prospective seller shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of any underwriter, the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

          (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this SECTION 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this SECTION 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.
In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this SECTION 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

          (e)  INDEMNIFICATION PAYMENTS.  The indemnification required by this
SECTION 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

          (f)  CONTRIBUTION.  If the indemnification provided for in this
SECTION 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in SECTION 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 6(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          If indemnification is available under this SECTION 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided herein without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this
SECTION 6(f).

7. SHAREHOLDER INFORMATION. The Company may require each Holder of Registrable Securities as to which any registration is to be effected pursuant to this SECTION 2 to furnish the Company such information in writing with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

8. FORMS. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

9. TRANSFER OF REGISTRATION RIGHTS. The registration rights granted to the Shareholders under SECTION 2 may be transferred without the prior written consent of the Company only in the event that the transferee of such rights is an Affiliate of such Shareholder or a bona fide pledgee of the Registrable Securities acquiring the Registrable Securities upon a foreclosure of such pledge of the Registrable Securities. In all other cases, any transfer shall require the prior written consent of the Company.

10.  MISCELLANEOUS.

     10.1 ELECTIONS, WAIVERS AND AMENDMENTS. All collective decisions of the Holders of the Registrable Securities regarding any matter related to this Agreement, including but not limited to, requiring the Company to file a shelf registration statement with respect to the Registrable Securities and approving any amendments, modifications, supplements, waivers or consents to departures from the provisions hereof shall require the written consent of holders of at least a majority of the Registrable Securities then outstanding, which written consent shall be binding upon all of the Holders of the Registrable Securities.

     10.2 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by Fed Ex or other nationally recognized overnight delivery service, or facsimile transmission (if also sent by personal delivery, certified mail or overnight delivery service) to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

          (a)  if to the Company:

               RAC Financial Group, Inc.
               1250 W. Mockingbird Lane
               Dallas, Texas  75247-1902
               Attn:  Eric C. Green

               with a copy to:

               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               1700 Pacific Avenue, Suite 4100

               Dallas, Texas  75201-4675
               Attn:  Terry M. Schpok, P.C.

          (b) if to the Shareholders, at the addresses set forth on the signature page hereto with a copy to:

               Ducker, Seawell & Montgomery, P.C.
               One Civic Center Plaza
               1560 Broadway, Suite 1500
               Denver, Colorado 80202
               Attn: Robert C. Montgomery
               Facsimile No. (303) 861-4017

Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of notice so given by overnight delivery service, on the date of actual delivery and, in the case of notice so given by facsimile transmission or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

     10.3 SEVERABILITY. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

     10.4 HEADINGS. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     10.5 CHOICE OF LAW. THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF TEXAS.

     10.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     10.7 TERMINATION. This Agreement shall terminate at such time as no Registrable Securities are outstanding.

     10.8 COMPLETE AGREEMENT. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date above first written.


                                          RAC FINANCIAL GROUP, INC.



                                          By:  /s/ Daniel T. Phillips
                                             ------------------------------
                                          Name:  Daniel T. Phillips
                                          Title: President/Chief Executive
                                                 Officer

Address                         SHAREHOLDERS:                    Common Stock
- -------                                                          Value of
                                                                 Registrable
                                                                 Securities


                                Frank Capital Co., LLC           $1,869,850
                                /s/ James S. Frank
4505 S. Yosemite #352           ---------------------------
Denver, CO 80237                James S. Frank, Manager

                                /s/ James S. Frank
4505 S. Yosemite #352           ---------------------------      $  113,095
Denver, CO 80237                James S. Frank, as Trustee of
                                 the Larsen White Trust

                                /s/ Garrett O. White
6350 S. Geneva Circle           ---------------------------      $  786,905
Englewood, CO 80111             Garrett O. White

                                /s/ Garrett O. White
6350 S. Geneva Circle           ---------------------------      $     --
Englewood, CO 80111             Garrett O. White, as Trustee of
                                 the Berry Trust

                                /s/ Robert C. Knisely
9320 F. Berry Court             ---------------------------      $  800,000
Greenwood Village, CO 80111     Robert C. Knisely

                                /s/ Robert C. Knisely
9320 F. Berry Court             ---------------------------      $  430,150
Greenwood Village, CO 80111     Robert C. Knisely, as Trustee
                                 of the Fairfax Trust

                                /s/ Steven A. Rubin
5443 S. Idalia Way              ---------------------------      $  500,000
Aurora, CO 80015                Steven A. Rubin

                                /s/ Richard R. Holsclaw
21860 E. Davies Circle          ---------------------------      $  500,000
Aurora, CO 80016                Richard R. Holsclaw

                                                 Total           $5,000,000
                                                                 ----------
                                                                 ----------